                                                               EXHIBIT 10.19

                        STANDARD INDUSTRIAL LEASE -- NET

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                     [LOGO]

1. PARTIES. This Lease, dated, for reference purposes only, November 26, 1986, is made by and between RPM INVESTMENTS, INC., a California corporation (herein called "Lessor") and HELI-DYNE, INC., a California corporation (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles State of California commonly known as 2508 Palm Drive, Signal Hill and described in Exhibit "A" attached hereto and by this reference incorporated herein. Said real property including the land and all improvements herein, is herein called "the Premises".

3.  TERM.

        3.1 TERM. The term of this Lease shall be for ten years commencing on February 15, 1987 and ending on February 14, 1997 unless sooner terminated pursuant to any provision hereof.

        3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee. See Sec. 3.2 of Rider

        3.3  EARLY POSSESSION.  See Sec. 3.3 of Rider

4.  RENT.  See Section 4 of Rider

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $9,600.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten
(10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  USES.

        6.1 USE. The Premises shall be used for any lawful purpose, subject to the terms set forth in Sections 6.4 through 6.7 of Rider or any other use which is reasonably comparable and for no other purpose.

        6.2  COMPLIANCE WITH LAW.

             (a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to alterations made by Lessee or the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.


             (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

        6.3  CONDITION OF PREMISES.

             (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises other than constructed by Lessee shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

             (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

             (c)  See Sec. 6.3 of Rider.

7.  MAINTENANCE, REPAIRS AND ALTERATIONS.

        7.1 LESSEE'S OBLIGATIONS. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

        7.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned



                                                 INITIALS: /s/   [SIG]
                                                           -------------------

(c) American Industrial Real Estate Association 1980    NET __________________
by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in the Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing on the premises in good operating condition.

        7.3 LESSOR'S RIGHTS. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

        7.4 LESSOR'S OBLIGATIONS. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a) (relating to Lessor's warranty), Paragraph 9 (relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

        7.5     ALTERATIONS AND ADDITIONS.  See Section 6.4(c) of Rider.

                (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding
$2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

                (b) Any alterations, improvements, additions or Utility installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

                (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2. See Paragraph 7.5(e) of Rider.

8.      INSURANCE INDEMNITY.

        8.1 INSURING PARTY. As used in this Paragraph 8, the term "insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in Paragraph 46 hereof. In the event Lessor is the insuring party, Lessor shall also maintain the liability insurance described in paragraph 8.2 hereof, in addition to, and not in lieu of, the insurance required to be maintained by Lessee under said paragraph 8.2, but Lessor shall not be required to name Lessee as an additional insured on such policy. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder, except for that portion of the cost attributable to Lessor's liability insurance coverage in excess of $1,000,000 per occurrence. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

        8.2 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

        8.3     PROPERTY INSURANCE.

                (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, excluding Foundations footings and basements, as the same may exist from time to time, which replacement value is now $1,000,000, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorsement causing the increase in annual property insurance coverage by 2% per quarter. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.
If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

                (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

        8.4 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

        8.5 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

        8.6 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

        8.7 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

                                                INITIALS:  /s/ [Illegible]
                                                           /s/ [Illegible]

NET                                    - 2 -

        9.1     DEFINITIONS.

                (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repairs is less than 50% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of ?? the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

                (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the then replacement cost of such building as a whole.

                (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

        9.2 PARTIAL DAMAGE -- INSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.

        9.3 PARTIAL DAMAGE -- UNINSURED LOSS. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6 and 9.9, if at any time during the term of this Lease there is damage which is not an insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of this occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

        9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

        9.5     DAMAGE NEAR END OF TERM.

                (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, in addition to _____ other rights or _____ Lessee may have Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

        9.7 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

        9.8 WAIVER. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease. See Paragraphs 9.9 and 9.10 of Rider.

10.     REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAXES. Lessee shall pay the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the maximum rate then allowable by law.

        10.2 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or
(ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.4    PERSONAL PROPERTY TAXES.

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.     ASSIGNMENT AND SUBLETTING.

        12.1    LESSOR'S CONSENT REQUIRED.  See Section 12.1 of Rider.

        12.2    LESSEE AFFILIATE.  Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignees assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

        12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees


                                                INITIALS: /s/ [Illegible]

NET                                  - 3 -
of Lessee without notifying Lessee or any successor of Lessee and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

        12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting and Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed $750 for each such request.

13.     DEFAULTS; REMEDIES.

        13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee.

                (a) The vacating or abandonment of the Premises by Lessee. See Paragraph 13.1(a) of Rider.

                (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee in the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee, provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

                (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

                (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

        13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

                (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

        13.3    DEFAULT BY LESSOR.  Lessor shall not be in default unless
Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

        13.5 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14.     CONDEMNATION.

        14.1 CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair. See Paragraph 14 of Rider.

15.     BROKER'S FEE.  See Section 15 of Rider.

                (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph 15.

16.     ESTOPPEL CERTIFICATE.

        16.1 LESSEE'S CERTIFICATE (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be



                                                INITIALS: /s/ [Illegible]

NET                                   - 4 -
conclusive upon Lessee that (i) this Lease is in full force and effect without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

                (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. See Paragraph 16.2 of Rider.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.     TIME OF ESSENCE.  Time is of the essence.

21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective.* This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30.     SUBORDINATION.

        (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 30 days after written demand shall constitute a material default by Lessee hereunder.

31. ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee. See Paragraph 32 of Rider.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34.     SIGNS.   Lessee shall not place any sign upon the Premises without
Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

* except for the agreements between PER and each of the Brokers and that certain Indemnity Agreement dated November 21, 1986 by and among PER, Lessee MBA, and that certain letter of agreement dated 12/4/86 by and among PER, RPM and LESSEE.

40. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease. See Paragraph 42 of Rider.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. INSURING PARTY. The insuring party under this lease shall be the Lessee.

47. Rider-Exhibits. Attached to this Lease is a Rider and Exhibits "A", "B", "C", and D". Said Rider and Exhibits constitute a part of this Lease and by this reference are incorporated in this Lease.




LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

Executed at______________________        RPN INVESTMENTS, INC.
                                         ---------------------------------
on ______________________________        a California corporation

Address _________________________        By  /s/ MARK R. MINSKY
                                            ------------------------------
_________________________________           Mark R. Minsky, President

Executed at______________________        By  /s/ PHILIP R. GRAF
                                            ------------------------------
on ______________________________           Philip R. Graf, Vice President

Address _________________________                "LESSOR" (Corporate seal)

_________________________________        HELI-DYNE, INC.
                                         ---------------------------------
                                         a California corporation

                                         By  /s/ JORGE DELATORRIENTE
                                           -------------------------------
                                           Jorge DeLaTorriente, President

                                         By  /s/ LYNN CARLSON
                                           -------------------------------
                                           Lynn Carlson, Vice President

                                                "LESSEE" (Corporate seal)



For these forms write or call the American Industrial Real Estate Association, 345 South Figueroa St. M-1, Los Angeles, CA 90071
(213) 687-8777

                                                              Form 204n 780

                               LEGAL DESCRIPTION



                                [PAGE ILLEGIBLE]



                                  EXHIBIT "A"

GUARANTY OF LEASE [LOGO]

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

        WHEREAS RPM INVESTMENTS, INC., a California corporation, hereinafter referred to as "Lessor", and HELI-DYNE, INC., a California corporation, hereinafter referred to as "Lessee", are about to execute a document entitled
"Lease" dated                , 1986 concerning the premises commonly known as
2508 Palm Drive, Signal Hill, California wherein Lessor will lease the premises to Lessee and

        WHEREAS Mr. Jorge DeLaTorriente, and Mr. Lynn Carlson hereinafter referred to as "Guarantors" have a financial interest in Lessee, and

        WHEREAS Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.

        NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Lessee.

        It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.

        This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

        No notice of default need be given to Guarantors, if being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease or at law or in equity.

        Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.

        Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.

        Guarantors do hereon subordinate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.

        Any married woman who signs this Guaranty expressly agrees that recourse may be had against her separate property for all of her obligations hereunder.

        The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same relative to Guarantors.

        The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises or the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed or trust or assignment for security, no acquisition by Guarantors of the Lessor's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, or any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

        The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Lessee, assignee or sublessee of such Lease or any part thereof whether by assignment, sublease or otherwise.

        In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be issued by the court.

        This guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of California. As part of the consideration for Lessor's executing the Lease, Guarantor hereby agrees that all actions or proceedings arising directly or indirectly hereunder may, at the option of the Lessor, be litigated in Courts having situs within the state named in the previous sentence, and Guarantor hereby expressly consents to the jurisdiction of any local, state or federal court located within said state, and consents that service of process in such action or proceeding may be made by personal service upon Guarantor wherever Guarantor may be then located, or by certified or registered mail directed to Guarantor at his/its last known address.

        Guarantor agrees to execute and deliver to Lessor a written confirmation of the continuation of this guaranty with respect to and following any assignment of, or subletting under, the Lease.

Executed at___________________________        /s/ JORGE DELATORRIENTE
                                              -------------------------
                                              Jorge DeLaTorriente


on ___________________________________

Address ______________________________        /s/ LYNN CARLSON
                                              -------------------------
______________________________________        Lynn Carlson

                                                     GUARANTORS


                                  EXHIBIT "B"
                                  Page 1 of 1

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                     [LOGO]

1. PARTIES. This Lease dated for reference purposes only, November 26, 1986 is made by and between HELI-DYNE, INC., a California corporation (herein called "Lessor") and RICHARD YOUNG (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California, commonly known as Unit 9, 2508 Palm Drive, Signal Hill, CA 90807, and measuring 1400 square feet. Said real property including the land and all improvements thereon, is herein called "the Premises".

3.      TERM.

        3.1 TERM. The term of this Lease shall be for five years commencing on February 15, 1987 and ending on February 14, 1992 unless sooner terminated pursuant to any provision hereof.

        3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee, provided, however, that if Lessor shall not have delivered possession of the Premises within sixty
(60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises equal monthly payments of $140.00, in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $140.00 as rent for February 15, 1986 through February 28, 1987. See Section 17 of this Lease regarding Rent Escalation. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

6.      USE.

        6.1 USE. The Premises shall be used for any lawful purpose and for no other purpose.

        6.2     COMPLIANCE WITH LAW.

                (a) Lessor warrants to Lessee that the Premises, in its existing state, but without regard to the use for which Lessee will use the Premises, does not violate any applicable building code, regulation or ordinance at the time this Lease is executed. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Lease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Lessee.

                (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

        6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

7.      MAINTENANCE REPAIRS AND ALTERATIONS.

        7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 6.2(a) and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage. Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs.

        Subject to the provisions of Paragraphs 6.2(a), 7 and 9, Lessee/Lessor, at Lessor's expense shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessable to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, airconditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises, and all landscaping, driveways, parking lots, fences and signs located in the Premises and all sidewalks and parkways adjacent to the Premises.

                                  EXHIBIT "C"                   Initials: ______
                                  Page 1 of 6
                                     GROSS                                ______


(c) American Industrial Real Estate Association 1977

                (c) On the last day of the term hereof or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3(d), which repair shall include the patching and filling of holes and repair of structural damage.

        7.3     ALTERATIONS AND ADDITIONS.

                (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $1,000 in cost. As used in this Paragraph 7.3 the term "Utility Installation" shall mean bus ducting, power panels, wiring, fluorescent fixtures, space heaters, conduits, airconditioning and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of such.

                (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

                (d) Unless Lessor requires their removal, as set forth in Paragraph 7.3(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8.      INSURANCE; INDEMNITY.

        8.1 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage Insurance insuring Lessor and Lessee against any liability arising out of the ownership use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. Not more frequently than each 5 years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by Lessor. Provided, however that in no event shall the amount of the liability insurance increase be more than fifty percent greater than the amount thereof during the preceding five years of the term of this lease. However, the failure of Lessor to require any additional insurance coverage shall not be deemed to relieve Lessee from any obligations under this Lease.

        8.2     PROPERTY INSURANCE.

                (a) Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental income insurance covering a period of six months, with loss payable to Lessor which insurance shall also cover all real estate taxes and insurance costs for said period. In the event that the Premises contains sprinklers then the insurance coverage shall include sprinkler leakage insurance.

        8.3 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of B plus or better as set forth in the most current issue of "Best Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancellable or subject to coverage or other modification except after ten (10) days prior written notice to Lessor. Lessee shall, within ten (10) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.2.

        8.4 WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver or subrogation is contained in this Lease.

        8.5 INDEMNITY. Lessor shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee or any of Lessee's agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

        8.6 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9.      DAMAGE OR DESTRUCTION.

        9.1 PARTIAL DAMAGE-INSURED. Subject to the provisions of Paragraphs 9.3 and 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.2, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect but Lessor shall not repair or replace Lessee's fixtures, equipment or tenant improvements.

        9.2 PARTIAL DAMAGE-UNINSURED. Subject to the provisions of Paragraphs 9.3 and 9.4, if at any time during the term hereof the Premises are damaged, except by a negligent or willful act of Lessee (in which event Lessee shall make the repairs, at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained by Lessor pursuant to Paragraph 8.2, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage in the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense without reimbursement from Lessor, in which event this Lease shall continue in full force and effect and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this lease shall be cancelled and terminated as of the date of the occurrence of such damage.

[ILLEGIBLE]

insurance required to be maintained by Lessor pursuant to Paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

        9.4 DAMAGE NEAR END OF TERM. If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Lessor may, at Lessor's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's option to do so within 30 days after the date of occurrence of such damage.

        9.5     ABATEMENT OF RENT:  LESSEE'S REMEDIES.

                (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration, in such event this Lease shall terminate as of the date of such notice.

        9.6 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

        9.7 WAIVER. Lessee waives the provisions of California Civil Code Sections 1932(2) and 1933(4) which relate to termination of leases when the thing leased is destroyed and agrees that such event shall be governed by the terms of this Lease.

10.     REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAX. Lessor shall pay all real property taxes applicable to the Premises.

        10.2 DEFINITION OF "REAL PROPERTY" TAX. As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax.

        10.4    PERSONAL PROPERTY TAXES.

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.     ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which [SEE RIDER]. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

        12.2    LESSEE AFFILIATE.  Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which is solely owned by Lessee, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

        12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

        12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $750.00 for each such request.

13.     DEFAULTS; REMEDIES.

        13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

                (a) The vacating or abandonment of the Premises by Lessee.

                (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee.

                (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee, provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

                (d) (i) The making by Lessee of any general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days, or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.

                (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

        13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

                (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California.

        13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The

                                  EXHIBIT "C"                   Initials: ______
                                  PAGE 3 OF 6
GROSS                                 -3-                                 ______
parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payments. Lessee Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount to prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation") this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the premises of more than 25% of the land area of the Premises which is not occupied by any improvements is taken by condemnation, Lessee may at Lessee's option to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice within ten (10) days after condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under the threat of the exercise of such power shall be the property of Lessor whether such award shall be made as compensation to diminution in value of the leasehold or for the taking of the fee or as severance damages provided, however, that Lessee shall be entitled to an award for loss or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation repay any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority Lessee shall pay any amount in excess of such severance damages required to complete such repair.

16.     GENERAL PROVISIONS.

        16.1    ESTOPPEL CERTIFICATE.

           (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

           (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

           (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

        16.2 LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

        16.3 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

        16.4. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 10% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

        16.5    TIME OF ESSENCE.  Time is of the essence.

        16.6    CAPTIONS.  Article and paragraph captions are not a part hereof.

        16.7 INCORPORATION OF PRIOR AGREEMENTS, AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor on any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

        16.8 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

        16.9 WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

        16.10 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

        16.11 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

        16.12 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

        16.13. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

        16.14 BINDING EFFECT, CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

        16.15   SUBORDINATION.

           (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

        16.16 ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

        16.17 LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

                                  EXHIBIT "C"

                                  Page 4 of 6
                                                                Initials: ______
                                                                          ______

        16.19 MERGER. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof or a termination by Lessor shall not work a merger and shall at the option of Lessor terminate all or any existing subtenancies or may at the option of Lessor operate as an assignment to Lessor of any or all of such subtenancies.

        16.20 CORPORATE AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall within thirty (30) days after execution of this Lease deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

        16.21 CONSENTS. Wherever in this Lease, other than Paragraph 12, the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld

        16.22 GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under Paragraphs 16.1 and 16.20 of this Lease.

        16.23 QUIET POSSESSION. Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

        16.24 OPTIONS. In the event that the Lessee, under the terms of this Lease, has any option to extend the term of this Lease, or any option to purchase the premises or any right of first refusal to purchase the premises or other property of Lessor, then each of such options and rights are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any one other than Lessee except that it may be exercised by or assigned to any of the entities described in paragraph 12.2 hereof for whom Lessee does not need the consent of Lessor to assign this Lease. In the event that Lessee hereunder has any multiple options to extend this Lease a later option to extend the lease cannot be exercised unless the prior option has been so exercised. No option may be exercised at a time when the Lessee is in default under its obligations under this Lease.

        16.25 MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. Further, Lessee will promptly pay its prorata share, as reasonably determined by Lessor, of any maintenance or repair of such portion of the Premises or such portion of the property of which the Premises are a part, which are common areas or used by Lessee and other occupants thereof. The violations of any such rules and regulations, or the failure to pay such prorata share of costs, shall be deemed a material breach of this Lease by Lessee.

        16.26 ADDITIONAL PROVISIONS. Attached hereto is an addendum containing
Section 17 which constitutes a part of this Lease.

        The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

        If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.


Executed at                                     HELI-DYNE, INC.,
            -------------------------         --------------------------------
                                              a California corporation

on                                        By:   /s/  JORGE DELA TORRIENTE
   ----------------------------------         --------------------------------
                                               Jorge DeLa Torriente, President

Address                                   By:   /s/  LYNN CARLSON
        -----------------------------         --------------------------------
                                               Lynn Carlson, Vice President

______________________________________           "LESSOR" (Corporate seal)



Executed at
            -------------------------         --------------------------------
                                                Richard Young

on                                        By:   /s/  RICHARD YOUNG
   ----------------------------------         --------------------------------


Address                                   By:
        -----------------------------         --------------------------------


______________________________________           "LESSEE" (Corporate seal)



For these forms write the                                         Form 103g 477
American Industrial Real Estate Association
350 S. Figueroa Street, Los Angeles, California 90071


                                  EXHIBIT "C"
                                  Page 5 of 6

                                     [LOGO]

                                  ADDENDUM TO
                           STANDARD INDUSTRIAL LEASE

Dated                   October
By and Between          HELI-DYNE, INC., a California corporation,
                        as Lessor and RICHARD YOUNG, as Lessee

17.     RENT ESCALATIONS

        (a) On August 1, 1989, only the monthly rent payable under paragraph 4 of the attached Lease shall be adjusted by the increase, if any, from the date this Lease commenced, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Long Beach-Anaheim, California (1967=100). "All Items", herein referred to as "C.P.I."

        (b) The monthly rent payable in accordance with paragraph (a) of this Addendum shall be calculated as follows: the rent payable for the first month of the term of this Lease, as set forth in paragraph 4 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

        (c) Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted rental, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent [ILLEGIBLE] adjustment shall not constitute a waiver of the right to any adjustment provided for in the Lease or this addendum.

        (d) In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

        (e) In no event shall the monthly rent calculated pursuant to the terms of this Section 17 be less than 1.0768 times greater, nor more than 1.213 times greater than the monthly rent payable for the month immediately preceding the date for rent adjustment.

Initials: ______                                                Initials: _____

          ______                                                          _____

                                RENT ESCALATIONS                  Form RE-3-383
                                  EXHIBIT "C"

LEGAL DESCRIPTION
-----------------

PARCEL #1

[ILLEGIBLE]


PARCEL #2

[ILLEGIBLE]


                                  ATTACHMENT I
                                       TO
                                  EXHIBIT "D"

                            SECURED PROMISSORY NOTE
$________________________                               ________________, 19___
Original Principal Amount                               Los Angeles, California

         FOR VALUE RECEIVED, HELI-DYNE, INC., a California corporation ("Borrower"), promises to pay to the order of ___________, a ____________________ ("Lender"), or order, at such place as the holder of this Secured Promissory Note (this "Note") may from time to time designate, the principal sum of $_______________ plus Stated Interest as provided below.

         1. Commencing on the date of this Note, the unpaid principal balance from time to time outstanding under this Note, shall bear stated interest ("Stated Interest") at an annual rate equal to the commercial loan rate announced from time to time by Bank of America, N.T. & S.A., at its Los Angeles main Office as its "Reference Rate", or any comparable successor rate set by the Bank of America or by any successor to Bank of America, plus 2% (the "Stated Rate"). The Stated Rate that shall be in effect for the first three calendar years of the term of this Note shall be computed based on the Reference Rate on the date that Borrower gives notice of Borrower's intention to exercise the option granted to Borrower under Paragraph 50 of that certain Standard Industrial Lease--Net dated as of November 26, 1996 by and between RPM INVESTMENTS, INC., a California corporation as Lessor, and Borrower, as Lessee. The Stated Rate under this Note shall be adjusted on the first day of the fourth calendar year dating from the date of this Note and on the first day of every third calendar year thereafter during the term of this Note based on the Reference Rate on each such adjustment date. Any adjusted interest rate so calculated shall stay in effect until the next adjustment date. Stated Interest shall be computed on the basis of actual days elapsed divided by a 360-day year.

         2. Stated Interest shall be due and payable in monthly installments, commencing on the first day of the calendar month following the date of this Note, and continuing on the first day of each calendar month thereafter until the date which is 15 calendar years from the date of this Note (the "Maturity Date"), at which time the entire amount of principal and any accrued but unpaid Stated Interest and all other sums due under this Note shall be paid in full.

         3. Borrower agrees that Lender may, without notice to Borrower and without affecting the liability of the Borrower, accept additional or substitute security for this Note, or release any security or any party liable for this Note, including any guarantor of this Note, or extend or renew this Note.

         4. Borrower shall have the right to prepay in whole or in part the principal balance of this Note together with any unpaid Stated Interest accrued thereon, from time to time prior to the Maturity Date.





                                 ATTACHMENT II
                                       to
                                  EXHIBIT "D"

         5. This Note is secured by a Deed of Trust and Assignment of Rents (the "Deed of Trust") covering the real property located in the City of Signal Hill, County of Los Angeles, State of California, and legally described therein (the "Property"), an Assignment of Rents, Income and Profits covering the Property (the "Assignment of Rents"), a Continuing Guaranty (the "Guaranty") all dated of even date herewith and executed by the Borrower in favor of Lender (collectively, the "Loan Documents"). The Deed of Trust contains, among other things, the following provision:

                 "In order to induce Beneficiary to make the loan secured hereby, Trustor agrees that, in the event of any transfer of the Trust Estate without the prior written consent of Beneficiary, Beneficiary shall have the absolute right at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Beneficiary may grant or deny such consent in its sole discretion and, if consent should be given, any such transfer shall be subject to this Deed of Trust, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Trustor or any maker or guarantor of the Note from any liability thereunder without the prior written consent of Beneficiary. As used herein, "transfer" includes the sale, agreement to sell, transfer or conveyance of the Trust Estate, or any portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, the execution of any installment land sale contract or similar instrument affecting all or a portion of the Trust Estate, or the lease of all or substantially all of the Trust Estate. "Transfer" shall also include the transfer, assignment or conveyance of legal or beneficial ownership of more than 50% of the voting stock of Trustor. "Transfer" shall not include the leasing of individual office or commercial units or other rentable area on the Premises".

         6. If Borrower shall fail to make any payment of Stated Interest or principal, including the payment due upon the Maturity Date, within 10 days after the date the same is due and payable, a late charge shall be immediately due and payable. Borrower recognizes that default in making the payments herein agreed to be paid when due will result in the holder of this Note incurring additional expense in servicing the Loan, in loss to the holder of the use of the money due,





                                 ATTACHMENT II
                                      to
                                  EXHIBIT "D"
and in frustration to the holder in meeting its other commitments. Borrower agrees that, if for any reason, it fails to pay any such Stated Interest or principal amounts due under this Note within 10 days after the date when due, holder shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the amount of such damages. Borrower therefore agrees to pay, in addition to the other interest provided on this Note, a sum equal to five cents for each one dollar of each such delinquent payment, as a reasonable estimate of the damages to the holder, which sum Borrower agrees to pay on demand.

         7. All amounts payable under this Note are payable in lawful money of the United States. Checks shall constitute payment only when collected, provided that receipt of a check which is in fact collected shall be deemed to constitute payment upon receipt of the check. All payments on this Note shall be applied first to interest and then to principal.

         8. Upon any default under this Note, under the Loan Documents, or any other instrument or agreement securing this Note, after the expiration of any applicable cure period expressly described therein, Lender may, at its option and without notice, declare the entire unpaid principal sum of this Note together with all accrued Stated Interest immediately due and payable.

         9. Borrower agrees to pay all costs of collection when incurred, including, but not limited to, attorneys' fees. If any suit or action is instituted to enforce this Note, Borrower promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge as attorneys' fees in such suit or action.

         10. Borrower and all endorsers, guarantors and all persons liable or to become liable on this Note, waive presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note and any and all other notices or matters of a like nature, and consent to any and all renewals and extensions of the time of payment of this Note. Such parties agree further that, at any time and from time to time, without notice, the terms of payment of this Note may be modified, or the security described in any documents at any time securing this Note may be released in whole or in part, or increased, changed or exchanged by agreement between the Lender and any owner of the real or personal property or collateral affected by the Loan Documents securing this Note, without in any way affecting the liability of any party to this Note or any person liable or to become liable with respect to any indebtedness evidenced by this Note.

         11. This Note shall be governed by and construed in accordance with California law.

         12. All agreements between Borrower and Lender are expressly limited, so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of





                                 ATTACHMENT II
                                      to
                                  EXHIBIT "D"
the money to be advanced under this Note exceed the highest lawful rate permissible under the applicable usury law.

         13. The unenforceability or invalidity of any provision or provisions of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions of this Note, in all other respects, shall remain valid and enforceable.

         14. The terms of this Note shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, personal representatives, successors and assigns. Whenever used, the words "holder", "Lender", or "Borrower", shall be deemed to include the respective heirs, legatees, devisees, administrators, executors, personal representatives, successors and assigns of holder, Borrower and Lender, as applicable.

         IN WITNESS WHEREOF, Borrower has executed this Note as of the date first above written.

                                        "BORROWER"

                                        HELI-DYNE, INC.,
                                        A California corporation


                                        By:  /s/ JORGE DELATORRIENTE
                                             ---------------------------------
                                             Jorge DeLaTorriente, President



                                        By:  /s/ LYNN CARLSON
                                             ---------------------------------
                                             Lynn Carlson, Vice President





                                 ATTACHMENT II
                                      to
                                  EXHIBIT "D"

     AND WHEN RECORDED MAIL TO


Name

Street
Address


City &
State
-------------------------------- SPACE ABOVE THIS LINE FOR RECORDER'S USE ------

                LONG FORM DEED OF TRUST AND ASSIGNMENT OF RENTS
                  THIS FORM FURNISHED BY TICOR TITLE INSURERS

CAT NO. NN01065
TO 21942 CA (1-83) (OPEN END)                                   A.P.N. _________
--------------------------------------------------------------------------------

This Deed of Trust, made this       day of                       , between
                                                        , herein called Trustor,
whose address is 2508 Palm Drive, Signal Hill, California
              (number and street)    (city)    (state)      (zip)

TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, a California corporation, herein called Trustee, and

                                                   , herein called Beneficiary,
WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN TRUST, WITH POWER OF SALE, that property in Los Angeles County, California, described as:


                                [to be inserted]






TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

FOR THE PURPOSE OF SECURING:
   1. Performance of each agreement of Trustor herein contained. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith, and any extension or renewal thereof, in the principal sum of $ executed by Trustor in favor of Beneficiary of order. 3. Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

   (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property, or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

   (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

   (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

   (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all incumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

   Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any incumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

   (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.



                         Attachment III to Exhibit "D"

Recording requested by and
when recorded mail to:

-------------------------------
-------------------------------
-------------------------------

                    ASSIGNMENT OF RENTS, INCOME AND PROFITS

         THIS ASSIGNMENT OF RENTS, INCOME AND PROFITS (this "Assignment") is made as of ___________, 1986, from HELI-DYNE, INC., a California corporation ("Assignor"), to______________________, a _________________
         ("Assignee").

                                R E C I T A L S

         A. Assignor is the owner of the real property in the City of Signal Hill, County of Los Angeles, State of California more particularly described in Exhibit A attached hereto and incorporated herein, which real property, together with the improvements now or hereafter thereon, is referred to herein as the "Premises".

         B. Assignee has agreed to make a loan to Assignor in the original principal sum of $_____________ (the "Loan"). The Loan is evidenced by that certain Secured Promissory Note of even date herewith, and any and all renewals, rearrangements, substitutions, extensions and replacements of the Secured Promissory Note (the "Note"). The Note is secured by a Deed of Trust and Assignment of Rents (the "Deed of Trust"), covering the Premises of even date herewith. The Note, the Deed of Trust, this Assignment and any and all other documents securing or relating to the Loan are collectively referred to in this Assignment as the "Loan Documents".

         C. Assignee has required the execution of this Assignment by Assignor as a condition to granting the Loan.

         NOW, THEREFORE, in order further to secure the payment of the indebtedness of Assignor to Assignee, and to secure the performance of all terms, covenants and conditions of the Loan Documents, and in consideration of the making of the Loan, Assignor does presently hereby sell, assign, transfer and set over unto Assignee all of the rents, issues, income and profits of the aforesaid Premises, including, without limitation, all of its right, title and interest in, and all income from any leases, subleases, licenses, franchises or any other agreements now or hereafter created affecting or connected with the use, occupancy or maintenance of the Premises, all of which leases, subleases, licenses, franchises and agreements are hereinafter referred to as "Leases", and all of which rents, issues, profits and income are hereinafter referred to as "Rents"; provided, however, that Assignor shall have the right to collect all Rents due and payable under the Leases, and to





                                 ATTACHMENT IV
                                       to
                                  EXHIBIT "D"
invalidity or unenforceability of any one or more provisions of this Assignment shall in no way affect any other provision.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first written above.

                                        "ASSIGNOR"

                                        HELI-DYNE, INC.,
                                        A California corporation

                                        By:  /s/ JORGE DELATORRIENTE
                                             -------------------------------
                                             Jorge DeLaTorriente, President



                                        By:  /s/ LYNN CARLSON
                                             -------------------------------
                                             Lynn Carlson, Vice President




       ATTACH APPROPRIATE ACKNOWLEDGEMENT FORMS AT THE TIME OF EXECUTION.




                                 ATTACHMENT IV
                                       to
                                  EXHIBIT "D"

                   CERTIFICATION OF TRANSFER OF UNITED STATES
                    REAL PROPERTY INTEREST BY A LEGAL ENTITY
                 THAT IS NOT A FOREIGN PERSON FILED PURSUANT TO
                 U.S. TREASURY REGULATION SECTION 1.1445-2T(b)

         Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition by ("Seller") of a U.S. real property interest, the undersigned hereby certifies the following:

         1. Seller is not a foreign corporation foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and U.S. Treasury Income Tax Regulations) for purposes of U.S. income taxation;

         2. The U.S. taxpayer identifying number of Seller is _______________; and

         3.      The office address of Seller _______________________________
                 ____________________________________________________________.

Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.


-----------------------------------------------------------------------------

         Under penalty of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Seller.


         ____________________________              Dated:  ____________________

         Name:_______________________

         Title:______________________





                                 ATTACHMENT IV
                                       to
                                  EXHIBIT "D"

                          PURCHASE AND SALE AGREEMENT
                            AND ESCROW INSTRUCTIONS

         This Exhibit "D" to the Standard Industrial Lease--Net dated November 26, 1986, by and between RPM INVESTMENTS, INC., a California corporation, as Lessor, and HELI-DYNE, INC., a California corporation, as Lessee, sets out the terms and conditions pursuant to which Lessee may purchase the Property (as described in Section 1 below) after timely exercise by Lessee of the option granted in Paragraph 50 of the Lease (the "Option"). For purposes of this Exhibit "D", Lessor shall be referred to as "Seller" and Lessee shall be referred to as "Buyer". Any capitalized words not specifically defined in this Purchase and Sale Agreement and Escrow Instructions (this "Agreement") shall have the same meaning as in the Lease.

         1.      Agreement of Purchase and Sale.

                 Upon exercise of the Option, Seller agrees to sell and Buyer agrees to buy, on the terms and subject to the conditions contained in this Agreement, that certain improved real property in the City of Signal Hill, County of Los Angeles, State of California, which real property is more particularly described in Attachment I attached hereto and incorporated herein by this reference (the "Property").

         2.      Purchase Price.

                 2.1      Definitions.

                          (a)     As used herein the term "TI Pay-Off Amount"
shall mean the amount which would be necessary to fully repay on the Closing Date the unpaid principal balance and any accrued unpaid interest of a ten-year loan in the principal sum of $25,000 made on February 15, 1987, at 10% simple interest,





                                  EXHIBIT "D"
with principal and interest payable in equal monthly installments fully amortizing the principal over the term of the loan.

                          (b)     As used herein, the term "Fair Market Value"
shall mean the fair market value of the Property (unencumbered by the Lease or any subleases under the Lease) as of the date that Buyer gives notice of its intention to exercise the Option. The Fair Market Value shall be equal to or greater than the $1,223,125, and less than or equal to $1,700,000. The Fair Market Value shall be agreed upon by the parties, based, among other factors, on:

                                  (i)     The condition of the Property and the
condition of the improvements on the Property;

                                  (ii)    The value of real property similar
to the Property and/or neighboring the Property;

                                  (iii)    The zoning of the Property; and

                                  (iv)     The parties' general knowledge and
expertise about property values.

In the event that the parties are Unable to agree on a Fair Market value within 30 days after Buyer's notice of its intent to exercise the Option, Buyer and Seller shall each, at their respective cost and expense, select and employ a real estate appraiser who is a member of the American Institute of Real Estate Appraisers of the National Association of Realtors to assist Buyer and Seller in determining the Fair Market Value. In the event that the parties are unable to agree on the Fair Market Value with the assistance of the MAI appraisers within 60 days, then Buyer and Seller shall submit the matter for decision to the American Arbitration Association in accordance with the then rules of the Association. The decision of the Arbitrator regarding the Fair Market Value, which decision





                                  EXHIBIT "D"

                          PURCHASE AND SALE AGREEMENT
                            AND ESCROW INSTRUCTIONS

         This Exhibit "D" to the Standard Industrial Lease--Net dated November 26, 1986, by and between RPM INVESTMENTS, INC., a California corporation, as Lessor, and HELI-DYNE, INC., a California corporation, as Lessee, sets out the terms and conditions pursuant to which Lessee may purchase the Property (as described in Section 1 below) after timely exercise by Lessee of the option granted in Paragraph 50 of the Lease (the "Option"). For purposes of this Exhibit "D", Lessor shall be referred to as "Seller" and Lessee shall be referred to as "Buyer". Any capitalized words not specifically defined in this Purchase and Sale Agreement and Escrow Instructions (this "Agreement") shall have the same meaning as in the Lease.

         1.      Agreement of Purchase and Sale.

                 Upon exercise of the Option, Seller agrees to sell and Buyer agrees to buy, on the terms and subject to the conditions contained in this Agreement, that certain improved real property in the City of Signal Hill, County of Los Angeles, State of California, which real property is more particularly described in Attachment I attached hereto and incorporated herein by this reference (the "Property").

         2.      Purchase Price.

                 2.1      Definitions.

                          (a)     As used herein the term "T1 Pay-Off Amount"
shall mean the amount which would be necessary to fully repay on the Closing Date the unpaid principal balance and any accrued unpaid interest of a ten-year loan in the principal sum of $25,000 made on February 15, 1987, at 10% simple interest,





                                  EXHIBIT "D"
with principal and interest payable in equal monthly installments fully amortizing the principal over the term of the loan.

                          (b)     As used herein, the term "Fair Market Value"
shall mean the fair market value of the Property (unencumbered by the Lease or any subleases under the Lease) as of the date that Buyer gives notice of its intention to exercise the Option. The Fair Market Value shall be equal to or greater than the $1,223,125, and less than or equal to $1,700,000. The Fair Market Value shall be agreed upon by the parties, based, among other factors, on:

                                  (i)    The condition of the Property and the
condition of the improvements on the Property;

                                  (ii)   The value of real property similar to
the Property and/or neighboring the Property;

                                  (iii)  The zoning of the Property; and

                                  (iv)   The parties' general knowledge and
expertise about property values.

In the event that the parties are unable to agree on a Fair Market Value within 30 days after Buyer's notice of its intent to exercise the Option, Buyer and Seller shall each, at their respective cost and expense, select and employ a real estate appraiser who is a member of the American Institute of Real Estate Appraisers of the National Association of Realtors to assist Buyer and Seller in determining the Fair Market Value. In the event that the parties are unable to agree on the Fair Market Value with the assistance of the MAI appraisers within 60 days, then Buyer and Seller shall submit the matter for decision to the American Arbitration Association in accordance with the then rules of the Association. The decision of the Arbitrator regarding the Fair Market Value, which decision





                                  EXHIBIT "D"
shall be made within 60 days of the parties' submission of evidence to the Arbitrator, shall be binding upon Buyer and Seller. The cost of the arbitration shall be paid equally by Buyer and Seller.

                 2.2 Calculation of the Purchase Price. The "Purchase Price" as that term is used in this Agreement shall mean the sum of the Fair Market Value plus the TI Pay-Off Amount. Upon determination of the Purchase Price, Buyer and Seller shall sign a supplementary escrow instruction setting forth the Purchase Price, but a failure on the part of either party to sign the escrow instruction shall not excuse the party from its obligations under this Agreement.

                 2.3 Payment of the Purchase Price. The Purchase Price shall be paid as follows:

                          (a)     Deposit.  Buyer shall deposit into escrow a
deposit equal to 3% of the Purchase Price (the "Deposit") within three business days after the opening of escrow, as set forth in Section 3.1, below, in the form of cash, a cashier's check or immediately available wired funds, which amount, together with any accrued interest, shall, upon the close of escrow, be credited against the Purchase Price. The Deposit shall be placed in an interest-bearing account with all interest accruing for the benefit of Buyer; and

                          (b)     Remainder of the Purchase Price.  At least
one business day prior to the close of escrow, Buyer shall deposit into the escrow the remainder of the Purchase Price, in the following manner:

                                  (i)      Buyer shall deposit into escrow in
the form of cash, a cashier's check, or immediately available wired funds a sum equal to:





                                  EXHIBIT "D"

                                           (A)     The TI Pay-Off Amount; plus

                                           (B)     Buyer's share of the fees
and costs of escrow as described in Section 3.2 below; plus

                                           (C)     A sum equal to 10% of the
Fair Market Value, minus the Deposit and any interest accrued on the Deposit, and minus the amount of the unused Security Deposit under the Lease.

                                  (ii)     Buyer shall deposit into escrow a
secured promissory note from Buyer to Seller or order in a principal amount equal to 90% of the Fair Market Value (the "Note"). The Note shall be secured by a first deed of trust and assignment of rents on the Property (the "Deed of Trust"), and an assignment of leases and rents (the "Assignment"). The Note, the Deed of Trust, and the Assignment shall be in the forms attached hereto as Attachments II, III, and IV, respectively which by this reference are incorporated herein. The Note shall contain the following terms and provisions:

                                        (A)     The principal amount of the
Note shall be fully amortized over a 15-year term commencing from the Closing Date;

                                        (B)     The Note shall bear interest
from the Close of Escrow at a variable rate which shall be 2% above the Reference Rate set by Bank of America N.T. & S.A. at its Los Angeles Main Office, or any successor rate set by the Bank of America or by any banking institution which is a successor to Bank of America (the "Reference Rate").
The initial interest rate of the Note shall be computed from the Reference Rate on the date that Buyer gives notice of its intent to exercise the Option. Thereafter, the interest the Note bears shall be adjusted on the first day of the fourth calendar year dating from the Closing Date, and on the first day of every





                                  EXHIBIT "D"
third calendar year thereafter during the term of the Note, based on the Reference Rate on any such adjustment date. Any adjusted interest rate so calculated shall stay in effect until the next adjustment date;

                                        (C)     Interest on unpaid principal
balance and the amortized portion of principal shall be due and payable on the first day of each calendar month during the term of the Note;

           (D)     The Note shall contain a "due-on-sale-or-on-transfer" clause;

                                        (E)     The Note shall contain a
provision which provides for a late charge fee equal to 5% of any delinquent monthly payment;

                                        (F)     Buyer's obligations under the
Note shall be personally guaranteed by the Guarantors under the Lease;

                                        (G)     The Note shall permit
prepayments of all or any part of the principal at any time, without penalty;
and

                                        (H)     The Note shall contain a 10-day
grace period before payments are delinquent.

         3.      Escrow Provisions.

                 3.1 Opening of Escrow. The parties shall open escrow with Commerce Escrow Company or another escrow company mutually satisfactory to Buyer and Seller ("Escrow Holder"), within five business days following the receipt by Seller of a copy of this Agreement executed by Buyer. A signed copy of this Agreement shall be deposited with Escrow Holder. The terms of this Agreement, together with Escrow Holder's standard general conditions and any supplemental escrow instructions





                                  EXHIBIT "D"
required by Escrow Holder, to the extent consistent with this Agreement, shall be the escrow instructions for the escrow. The terms of this Agreement shall control over any inconsistent provisions of Escrow Holder's standard general conditions. Reference in this Agreement to opening of escrow shall mean the date on which a fully executed copy of this Agreement has been deposited with Escrow Holder.

                 3.2 Fees and Costs. Seller shall pay for the cost of the Title Policy described in Section 3.6 below. Seller shall also pay one-half of the escrow fees, any documentary transfer tax and the recording fee for recording the grant deed conveying title to the Property to Buyer. Buyer shall pay one-half of the escrow fees and the recording fee for the Deed of Trust and the Assignment. Other charges, if any, shall be paid in the manner in which buyers and sellers of real property in Los Angeles County, California, customarily divide such charges. If the escrow fails to close because of a default by either' Buyer or Seller, without limiting the rights or remedies of the other party, the defaulting party shall bear all costs and fees of escrow.

                 3.3 Prorations. Because Buyer shall have been occupying the Property under a net lease, there shall be no prorations of real property taxes, special assessments and insurance, all of which are paid by Buyer as Lessee under this Lease. The monthly rental payable by Buyer to Seller under this Lease for the calendar month during which escrow closes shall he prorated on a daily basis as of the Closing Date on the basis of a 30 day month.

                 3.4 Title. The Property shall be conveyed to Buyer by grant deed, free and clear of all liens, encumbrances, encroachments, assessments and other exceptions to title except:





                                  EXHIBIT "D"

                          (a)     Non-delinquent real property taxes;

                          (b)     Those liens, leases, easements, charges,
encumbrances and other matters of record referenced in the preliminary title report described in Section 4 below that shall have been approved by Buyer in accordance with the terms of Section 4;

                          (c)     the Lease, the Young Sublease and any other
leases, subleases, liens and encumbrances created by, with the consent, or at the request of Buyer during the term of the Lease;

                          (d)     The lien of the Deed of Trust; and

                          (e)     The lien of the Assignment.

                 3.5 Deposits into Escrow. Prior to the close of escrow the parties shall deposit the following items into escrow:

                          (a)     Seller shall deposit:

                                  (i)      An executed and acknowledged grant
deed, conveying the Property to Buyer, in form satisfactory to Buyer;

                                  (ii)     An executed non-foreign person
affidavit in the form of Attachment VI attached hereto and by this reference incorporated herein (and such further documents as may then be required by law to excuse Buyer from any withholding obligation on account of the sale of the Property); and

                                  (iii)    All other documents, funds or other
items required from Seller in order to close the escrow.

                          (b)     Buyer shall deposit:

                                  (i)      The remainder of the Purchase Price
for the Property as set forth in Section 2.3(b) above





                                  EXHIBIT "D"

(provided, however, that Buyer shall receive a credit for any unused portion of the Security Deposit under the Lease);

                                  (ii)     The Note, properly executed by
Buyer;

                                  (iii)    The Deed of Trust, properly executed
and acknowledged by Buyer;

                                  (iv)     The Guaranty, properly executed by
the Guarantors;

                                  (v)      The Assignment, properly executed
and acknowledged by Buyer; and

                                  (vi)     All other documents, funds or other
items required from Buyer in order to close the escrow.

                 3.6 Title Insurance. As of the close of escrow, a title company acceptable to Buyer and Seller (the "Title Company") shall issue to Buyer and Seller a CLTA standard joint protection coverage policy of title insurance with liability in the amount of the purchase price, showing title to the Property vested in Buyer, subject only to the exceptions permitted by
Section 3.4 above (the "Title Policy").

                 3.7 Close of Escrow. Close of escrow (signified by recordation of all documents to be recorded pursuant to the terms of this Agreement) shall take place on a date (the "Closing Date") which is no later than 30 days after the option to purchase the Property is exercised by Buyer.

                 3.8 Actions to be Taken by Escrow Holder at Closing. Upon the close of escrow, Escrow Holder shall do the following:

                          (a)     Record the grant deed from Seller to Buyer;

                          (b)     Record the Deed of Trust;

                          (c)     Record the Assignment;





                                  EXHIBIT "D"

                          (d)     Pay to Seller the cash portion of Purchase
Price deposited into escrow by Buyer pursuant to the terms of Section 2.3 above, after Escrow Holder deducts Seller's share of the expenses of escrow, as described in Section 3.2 above;

                          (e)     Deliver to Seller the executed Note;

                          (f)     Deliver to Seller the executed Guaranty;

                          (g)     Deliver to Buyer the non-foreign person
affidavit deposited in escrow by Seller; and

                          (h)     Cause the Title Company to issue the Title
Policy to Buyer and Seller.

                 3.9 Failure to Close. If escrow fails to close for a reason other than the default of Buyer or Seller under this Agreement or the Lease, then the close of escrow shall be extended until escrow can close. If escrow fails to close due solely to a default of Seller, then Buyer may terminate the escrow by written notice to Escrow Holder and Seller whereupon
(a) Escrow Holder shall return the Deposit to Buyer without additional instructions; (b) Seller shall be liable for Escrow Holder's cancellation charges; and (c) Buyer shall have no further liability or obligations under this Agreement but Buyer shall have such rights and remedies against Seller on account of Seller's default as may be provided at law and in equity.

         4.      Condition of Title.

                 Seller shall furnish to Buyer a preliminary title report for the Property ("PTR"), prepared by a mutually acceptable title company ("Title Company"), together with copies of all items shown as exceptions in the PTR, within 15 business days after the opening of escrow under this Agreement.
Buyer shall have until ten business days after receipt of the PTR and copies of all documents enumerated





                                  EXHIBIT "D"
therein to disapprove in writing any matters (other than as stated below) enumerated in the PTR by notice to Seller and Escrow Holder. Buyer's failure to disapprove the PTR within said ten business days shall be deemed approval of the PTR and the items shown as exceptions therein. Buyer may not disapprove any of the matters described in clauses (a) through (e) of Section 3.4 above. Seller shall have until the close of escrow to secure the removal of any such exception to title objected to by Buyer, except for matters requiring the payment of money, which may be cleared through the escrow at the close of escrow. If Seller is unable to secure the removal of any such exception prior to the Closing Date, Buyer may close escrow and bring an action for damages against Seller for, among other damages, the diminution in value of the Property, terminate the escrow and this Agreement and bring an action for damages against Seller, sue Seller for specific performance and/or exercise any other rights and remedies available to Buyer at law and in equity.

         5.      Buyer's Acknowledgment of the Condition of the Property.

                 Buyer hereby acknowledges that Buyer shall acquire the Property and consummate the purchase and sale transaction contemplated by this Agreement solely and exclusively on the basis of Buyer's independent investigation, examinations, prior occupancy of the Property, the testing of the sump in Unit 8 and the opinion of the hazardous waste engineer referred to in the Lease. Seller makes no warranty or representation regarding the condition of the Property.

         6.      Conditions to Seller's Obligation.

                 Seller shall have the right to terminate Buyer's right to purchase the Property pursuant to this Agreement:





                                  EXHIBIT "D"

                 (a)      Pursuant to Paragraph 50.6(b) of the Lease;

                 (b) if Buyer materially breaches its obligations under this Agreement; or

                 (c) if the purchase and sale of the Property contemplated in this Agreement fails to close, due solely to a default by Buyer, within 30 days after the option is exercised by Buyer.

         7.      Sales Commission.

                 7.1 Sales Commission Defined. At the close of escrow under this Agreement, Seller shall pay to the Brokers (as that term is defined in Section 15.1 of the Lease) a sales commission as provided in separate commission agreements between Seller and each of the Brokers.

                 7.2 Indemnifications. Seller agrees to indemnify, defend and hold harmless Buyer and Michael Barry Associates, Inc., a California corporation ("MBA"), and Buyer agrees to indemnify, defend and hold Seller harmless, in the manner and to the extent set forth in that certain Indemnity Agreement dated November 21, 1986, by and among PER and MBA, which Indemnity Agreement is incorporated herein by this reference.

                 8. Liquidated Damages. THE PARTIES ARE AWARE THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLER IN THE EVENT THAT ESCROW SHOULD FAIL TO CLOSE DUE TO BUYER'S DEFAULT. WITH THE FLUCTUATION IN LAND VALUES, THE UNPREDICTABLE STATE OF THE ECONOMY AND OF GOVERNMENTAL REGULATIONS, THE FLUCTUATING MONEY MARKET FOR REAL ESTATE LOANS OF ALL TYPES, AND OTHER FACTORS WHICH DIRECTLY AFFECT THE VALUE AND MARKETABILITY OF THE PROPERTY, IT IS REALIZED BY THE PARTIES THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY PRIOR TO SIGNING THIS





                                  EXHIBIT "D"

AGREEMENT THE AMOUNT OF DAMAGES THAT WOULD BE SUFFERED BY SELLER IN THE EVENT THAT ESCROW FAILED TO CLOSE DUE TO BUYER'S DEFAULT. ACCORDINGLY, THE PARTIES HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE DAMAGES IS THE AMOUNT OF THE DEPOSIT PLUS INTEREST ACCRUED ON THE DEPOSIT. THE PARTIES HEREBY AGREE THAT IF ESCROW FAILS TO CLOSE DUE TO BUYER'S DEFAULT, SELLER SHALL BE ENTITLED TO THE DEPOSIT AND THE ACCRUED INTEREST AS LIQUIDATED DAMAGES, AND ESCROW HOLDER SHALL, UPON WRITTEN DEMAND FROM SELLER, TERMINATE THE ESCROW AND SHALL WITHOUT FURTHER INSTRUCTION FROM EITHER PARTY PAY TO SELLER THE AMOUNT OF THE DEPOSIT PLUS THE ACCRUED INTEREST.

Seller's Initials:____________________  Buyer's Initials:____________________

         9.      General Provisions.

                 9.1 Time of the Essence. Buyer and Seller agree that time is of the essence of this Agreement and that all time periods set forth in this Agreement are of the essence.

                 9.2 Attorneys' Fees. In any action between Buyer and Seller seeking enforcement of any of the terms and provisions of this Agreement or in connection with the Property, the prevailing party in such action shall be entitled, in addition to damages, injunctive or other relief, to its reasonable costs and expenses and reasonable attorneys' fees to be fixed by the Court.

                 9.3 Notices. Any notice that any party may be required to send under this Agreement, or which any party is permitted or may desire to give any other party, must be given in accordance with the terms set forth in Paragraph 23 of the Lease.

                 9.4 Construction. This Agreement shall be construed according to its fair meaning and as if prepared by





                                  EXHIBIT "D"
both Buyer and Seller. This Agreement shall be construed in accordance with the laws of the State of California. The headings used in this Agreement are for convenience only and are not to be used to interpret the meaning of any of the provisions of this Agreement. In this Agreement, wherever the context requires, words of singular or plural number shall apply to any other number and words of gender shall apply to any other gender.

                 9.5 Counterparts. This Agreement may be signed by Buyer and Seller in counterparts, all of which counterparts shall constitute a single document. Signature pages may be detached from the counterparts and attached to a copy of this Agreement to form a single document.

                 9.6 Further Assurances. Seller and Buyer agree to execute, acknowledge and deliver such further documents and provide one another with such further assurances that are consistent with this Agreement as may be necessary in order to carry out the purchase and sale of the Property pursuant to this Agreement.

                 9.7 1031 Exchange. Buyer agrees to cooperate with Seller in arranging the sale of the Property through a tax-deferred exchange under
Section 1031 of the United States Internal Revenue Code, provided that the close of escrow is not delayed, and that Seller indemnifies, defends and holds harmless Buyer and MBA from and against any cost, expense (including, without limitation, reasonable attorneys' fees and costs), loss, liability, claim, demand, damage, cause of action, suit or proceeding arising out of or in connection with Buyer's participation in the 1031 exchange (excluding breaches of Buyer's other obligations under this Agreement). Buyer may require Seller to advance to Buyer its estimated attorneys'





                                  EXHIBIT "D"
fees and costs to be incurred from time to time as a result of Buyer's participation in such exchange, with any unused portion of any advance to be returned promptly to Seller.

         IN WITNESS WHEREOF, this Agreement has been executed by Buyer and Seller as of __________________, 19_____.

                                           "Buyer"


                                           --------------------------------

                                           "Seller"


                                           --------------------------------





                                  EXHIBIT "D"

                                     RIDER
                                       to
                         STANDARD INDUSTRIAL LEASE--NET
                            dated November 26, 1986
                                 by and between
        RPM INVESTMENTS, INC., a California corporation, as Lessor, and
              HELI-DYNE, INC., a California corporation, as Lessee

PARAGRAPH 3. TERM.

         3.2 Delay in Possession. (Continued from printed text). However, if Lessor has not delivered possession of the Premises within 60 days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor at any time thereafter, cancel this Lease effective 30 days after the date of Lessee's Notice; and then this Lease shall terminate and be of no further force and effect unless Lessor delivers possession of the Premises to Lessee prior to the expiration of the 30-day period following the notice.

         3.3 Early Possession. Lessee shall have the right to occupy the Premises upon execution of this Lease by both Lessor and Lessee. If Lessee occupies the Premises prior to the commencement date of this Lease, such occupancy shall be subject to all the provisions of this Lease, provided, however, that Lessee shall have no obligation to pay rent under this Lease until February 15, 1987, and said early occupancy shall in no event advance the termination date of this Lease.

PARAGRAPH 4. TENANT IMPROVEMENT BUDGET - RENT.

         4.1 Tenant Improvement Budget. Upon execution of this Lease by both Lessor and Lessee, Lessor shall pay to Lessee a tenant improvement allowance in the sum of $100,000.





                                     RIDER

Said sum is referred to herein as the "TI Budget." Tenant may use the TI Budget exclusively for financing the design and construction of tenant improvements at the Premises, including payment of architectural and interior design fees, contractor fees, permit fees, and the costs of labor, materials and equipment; provided, however, that in no event shall any portion of the TI Budget be used to (i) pay for furniture or other moveable items of equipment and personal property that will not become attached to the premises as fixtures; or (ii) finance the cost of the work to be performed by Lessee pursuant to the terms set forth in Paragraph 6.5 of this Lease or the work to be performed by Lessor pursuant to the terms set forth in Paragraph 48 of this Lease.

         4.2 Monthly Rent. Commencing with the first payment on February 15, 1987, and on or before the first day of each calendar month during the term of this Lease, Lessee shall pay to Lessor, as rent for the Premises during such calendar month, the following amounts (said amounts are referred to in this Lease as "Monthly Rent"):

                 (a)     $9,808.25; plus

                 (b) The sum of $330.38, which is the amount of the monthly debt service on a fully amortized 10-year loan in the principal sum of $25,000 at 10% simple interest per annum. The portion of the Monthly Rental in excess of $9808.25 is sometimes referred to in this Lease as the "Debt Service Rent."

         4.3 Rent Escalations. On August 15, 1989, and every 30 months thereafter during the term of this Lease (the "Adjustment Dates"), the Monthly Rent shall be adjusted to reflect the change in the Consumer Price Index as finally





                                     RIDER
published by the Bureau of Labor Statistics of U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles--Long Beach--Anaheim, California (1967 equals 100), "All Items" (the "CPI"). On each said dates, the adjustment in the Monthly Rent shall be calculated as follows:

                 (a)     The "Base Rent" for the calendar month February,
1987, shall be calculated by subtracting the Debt Service Rent for that month from the Monthly Rent for that month. The Base Rent shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month in which the Adjustment Date falls, and the denominator of which shall be the CPI for the calendar month February, 1987. The product so obtained shall be added to the Debt Service Rent for the calendar month February, 1987, and the sum so calculated shall constitute the Monthly Rent Payable during the 30-month period following the Adjustment Date, provided, however, that in no event shall the increased Monthly Rent calculated on any Adjustment Date be less than 1.0768 times greater, nor more than 1.213 times greater, than the Monthly Rent payable for the calendar month immediately preceding the Adjustment Date. By way of example only, if (i) during the month of February, 1987, the Monthly Rent is $10,138.63, the Debt Service Rent therefore being $330.38 and the Base Rent being $9,808.25; and (ii) the CPI for the calendar month February, 1987, is 200 and the CPI for the calendar month August, 1989, is 228; then the Monthly Rent for the calendar month August, 1989 and for the 30 calendar months thereafter shall be $11,511.79; this amount representing the sum obtained by adding the product of $9,808.25 times 1.14, (which is a fraction whose numerator is 228 and whose denominator is 200) and $330.38.





                                     RIDER

                 (b) Pending receipt from Lessor of Notice of the adjusted Monthly Rent, Lessee shall pay Monthly Rent at the rate in effect prior to the Adjustment Date times 1.0768. Upon calculation of the adjusted Monthly Rent, Lessee shall, if necessary, pay Lessor the amount of any underpayments since the Adjustment Date concurrently with the next payment of Monthly Rent due after receipt of Lessor's notice.

                (c) In the event the compilation or publication of the CPI shall be transferred to any other governmental department, bureau or agency, or shall be discontinued, then the index most nearly the same as the CPI shall be used to make calculation set forth in this Paragraph 4.2(c). In the event that Lessor and Lessee can not agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the Arbitrator(s) shall be binding upon Lessor and Lessee. The cost of said Arbitrator(s) shall be paid equally by Lessor and Lessee.

         4.4 Proration of Monthly Rent. The rent for any fractional portion of a month during the term of this Lease shall be a pro rata portion of the Monthly Rent for said month. Any such pro rata portion shall be based on a 30 day month. A similar proration will apply to the rent due in a month when an Adjustment Date falls, between the rent due for the portion of the month prior to the Adjustment Date and the rent due for the portion of the month after the Adjustment Date.

         4.5 Method of Payment. The Monthly Rent shall be payable, without deduction, abatement or set off, in lawful money of the United States, to Lessor at the address stated in





                                     RIDER
this Lease, or at such other place as Lessor may designate in writing.

PARAGRAPH 6. USE.

         6.3 Condition of Premises. (continued from printed text) On or before the commencement date of this Lease, Lessor and Lessee shall conduct a joint inspection of the Premises. They shall compile a punch-list of repair work that must be performed in order to bring the Premises to the condition described in Paragraph 6.3(a) above. Lessor shall promptly commence the work described in the punch-list and shall complete that work within 30 days after the Lease commencement date; provided, however, that if the work in question reasonably would require more than 30 days to complete, Lessor shall be required only to diligently perform the work and complete the work within a reasonable time. It shall be conclusively presumed that Lessor has complied with all of Lessor's obligations under this Paragraph 6.3 if Lessor has performed all the work described in the punch-list and if Lessor has satisfactorily cured any breaches of its warranty under Paragraph 6.3(a) of which Lessee has notified Lessor in writing within 90 days after the Lease commencement date.

         6.4     Hazardous Waste - Storage Tanks.

                 (a) Lessee shall not engage in any activities upon or in the Premises, nor bring onto, create, or dispose of upon or in the Premises, any hazardous waste, toxic materials or infectious materials, including, but not limited to, asbestos and asbestos by-products.





                                     RIDER

                 (b) Lessee shall not engage in any activity upon or in the Premises that violates any federal, state or local laws, rules or regulations pertaining to hazardous, toxic or infectious materials. Lessee shall promptly, at Lessee's sole cost and expense, take all investigatory or remedial actions or ordered for clean-up of any contamination of the Premises created or suffered by Lessee.

                 (c) Notwithstanding anything to the contrary contained in Paragraph 7.5 of this Lease, Lessee shall not install storage tanks of any size or shape upon or in the Premises, above or below ground, without the prior written consent of Lessor. Lessor shall have the absolute right to condition its consent upon Lessee's agreement to give to Lessor such assurances as Lessor, in its absolute discretion, deems necessary to protect itself against potential problems concerning the installation, use or removal of the storage tanks or the contamination of the Premises as a result of the installation or use of such storage tanks, including but not limited to the installation of a concrete encasement for the storage tanks. Lessee shall comply, at Lessee's sole cost and expense, with all applicable permit or registration requirements and shall repair any damage caused by the installation, maintenance or removal of the storage tanks, or by any spill or leakage from the tanks. Upon termination of this Lease, Lessee shall, at its sole cost and expense:

                 (i)      Remove any such storage tanks from the Premises;

                 (ii) Remove and replace any contaminated soil or materials and compact or treat the soil or materials as then required by law;





                                     RIDER

                 (iii)    Remedy any ground water contamination; and

                 (iv) Repair any damage or change to the Premises occasioned by the installation or removal of any of the storage tanks. If Lessee installs a storage tank, Lessor shall have the right to employ such experts or consultants, as Lessor may reasonably require, for ordinary and reasonable compensation for such services, at Lessee's sole cost and expense, to advise Lessor with respect to the installation, operation, monitoring, maintenance, removal or restoration of the storage tanks.

                 (d) Lessee shall indemnify, defend and hold harmless Lessor, its agents, employees and lenders, from any and all claims, losses, liability, demands, damages, costs, judgments, award and expenses, including but not limited to reasonable attorneys' fees, arising out of or in connection with any breach of Lessee's obligations under this Paragraph 6.4.

                 (e) No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Paragraph 6.4, unless any such Agreement expressly sets forth Lessor's intention to so release Lessee.

                 (f) Lessor acknowledges that Lessee plans to install a "jet 'A' fuel recovery system," including underground tanks, on the Premises. Lessor consents to installation of the system, provided that Lessee complies with all applicable laws in installing and maintaining the equipment, and that Lessee observes all of its obligations with respect to the system under this Paragraph 6.4, Paragraph 7.5 and all other applicable provisions of this Lease





                                     RIDER

                 (g) Lessee shall not be deemed liable under this Paragraph 6.4 or other provisions of this Lease for matters existing prior to the date that Lessee takes possession of the Premises, including, without limitation, underground tanks or soils or groundwater contamination.

         6.5 Use of Premises as Helicopter Landing Deck. Lessor hereby acknowledges that Lessor is aware that Lessee may, during the term of this Lease, modify and use portions of the Premises for use as a helicopter landing deck. Lessor hereby consents to such modification and use, subject to the following terms and condition:

                 (a) Any work done at the Premises in relation with the design, construction, maintenance or modification of the helicopter landing deck, including any investigations conducted regarding the feasibility of such use, shall be done at Lessee's sole cost and expense. In no event shall any portion of the TI Budget be used to finance any such work.

                 (b) The helicopter landing deck shall be designed, constructed, maintained, modified and used in accordance with all of the terms, covenants and conditions of this Lease and in strict compliance with all applicable federal, state, county or local laws, ordinances, rules and regulations. Lessee shall, at Lessee's sole cost, obtain and keep in effect any permits necessary for the construction and use of the helicopter landing deck.

                 (c) Lessee hereby acknowledges that notwithstanding any representations and warranties contained in other Paragraphs of this Lease, Lessor has made no representations or warranties regarding the suitability of the Premises or the structural strength and soundness of any of the





                                     RIDER
improvements constituting a part of the Premises with regard to the use of the Premises or of said improvements as a helicopter landing deck.

                 (d) Prior to commencement of use of the Premises for helicopter takeoffs or landings, Lessee shall obtain such additional insurance coverages in such additional amounts as Lessee may reasonably require. Lessee shall indemnify, defend and hold harmless Lessor, Michael Barry Associates, Inc., its agents, employees or lenders, from any and all claims, losses, liability, demands, damages, costs, judgments, awards and expenses, including but not limited to reasonable attorneys' fees, arising out of or in connection with the use of the Premises as a helicopter landing deck regardless of any negligence or absence thereof on the part of Lessee.

         6.6 Defaults by Richard Young. During such times as Richard Young owns the real property or any interest therein or owns any interest in Lessor, its successors and assigns, directly or indirectly, Lessee shall not be liable for any acts or omissions of Richard Young, his agents, employees, invitees and visitors, constituting a breach of a non-monetary obligation under this Lease.

         6.7     Failure to Observe Covenants.  Except as provided in Paragraph
6.6 above, Lessee's failure to observe or perform any of the covenants, conditions or provisions set forth in this Paragraph 6 shall constitute a material default and breach of this Lease by Lessee.





                                     RIDER

PARAGRAPH 7. MAINTENANCE, REPAIRS AND ALTERATIONS.

         7.5     Alterations and Additions. (Continued from printed text)

                 (e) With respect to the initial tenant improvements installed by Lessee in the Premises, the following provisions shall apply:

                          (i)     If Lessor does not disapprove Lessee's
submissions of plans for approval within three business days after receipt, the plans submitted shall be deemed approved.

                          (ii)    Lessor waives the requirement for payment and
completion bonds.

                          (iii)   Lessor must approve any tenant improvements
listed in the edition of Black's Guide for Los Angeles County current as of the date of the Lease, provided that the costs to be paid by Lessee do not exceed the amounts specified in Black's Guide by more than 15 percent.

                          (iv)    At the expiration of the Lease term or sooner
termination of this Lease, Lessee shall leave in the Premises all demising walls, T-bar ceilings, lights, bathroom fixtures, sinks, doors to suites, flooring and wall coverings. However, Lessor may require the removal of internal partitions and doors, non-structural, non-demising walls, room dividers and other fixtures pursuant to Paragraph 7.5(a).

                 (f) Until expiration of the Lease term or sooner termination of this Lease:

                          (i)     all alterations, improvements, additions and
Utility Installations made by Lessee on the Premises shall be the property of Lessee; and





                                     RIDER

                (ii) Lessee shall have the right to claim all items of depreciation, cost recovery, deduction, credit and other tax benefits with respect thereto.

PARAGRAPH 9. DAMAGE OR DESTRUCTION (Continued from printed text.)

         9.9 Inconsequential Damages. Lessor may not terminate this lease pursuant to Paragraph 9.3 or 9.5, and Lessor shall repair the damage to the Premises if the damage to the Premises would cost less than $10,000 to repair.

         9.10 Exercise of Option. If, pursuant to this Paragraph 9, Lessor elects to terminate this Lease, then Lessee may elect to exercise its Option to purchase the Premises (granted in Paragraph 50 below), provided the Option has not expired, and in that event Lessee shall receive any insurance proceeds payable on account of the damage or destruction. Lessee may exercise the Option under this Paragraph 9.10 even if the Option period in Paragraph 50.3 below has not yet begun. If Lessee exercises the Option after an event of damage or destruction, then the purchase price shall be determined based on the Fair Market Value of the Premises immediately prior to the casualty loss.

PARAGRAPH 12.  ASSIGNMENT AND SUBLETTING.

         12.     Limitations on Lessee's Right to Assign or Sublet.

                 (a)      Except as provided in Paragraph 12.1(b) and Paragraph
12.2 of this Lease, Lessee shall not assign, sublet or otherwise transfer all or part of Lessee's interest in this Lease, or in the Premises, without obtaining the written





                                     RIDER
consent of Lessor prior to such assignment, subletting or transfer. Lessor shall not unreasonably withhold such consent, which consent shall be based on all commercially reasonable factors including, but not limited to, the following:

                          (i)     The financial responsibility of the proposed
assignee or sublessee;

                          (ii)    The nature of the occupancy and of the
business to be conducted on the Premises and the suitability of such business for the Premises;

                          (iii)   The need for, and the nature of, any
alterations of the Premises by the proposed assignee or sublessee;

                          (iv)    The impact upon tenant mix; and

                          (v)     The conflict, if any, with exclusive rights
granted to other tenants. Any assignment, subletting or transfer by Lessee without the prior written consent of Lessor, whether it be voluntary or involuntary, by operation of law or otherwise, is void and shall at the option of Lessor terminate this Lease. A consent by Lessor to one assignment, subletting or transfer shall not be deemed to be a consent to any subsequent assignment, subletting or transfer.

                 (b) Notwithstanding the provision of Paragraph 12.1(a) above, Lessee shall have the right to sublet a portion or portions of the Premises, without obtaining the express prior written consent of Lessor if subsequent to the commencement of such a proposed subletting, Lessee would be occupying a total of at least 5,000 square feet of the Premises. The term of any such sublease shall in no event extend beyond the term of this Lease, and any such sublease





                                     RIDER
shall be expressly made subject to all the terms, covenants and conditions of this Lease.

PARAGRAPH 13.    DEFAULTS; REMEDIES. (Continued from printed text).

         13.1    Defaults.

                 (a) (Continued from printed text). Lessee shall not be deemed to be in default under this Paragraph 13.1(a) if any portion of the Premises is occupied by a sublessee.

PARAGRAPH 14.  CONDEMNATION.

         14.2 Exercise of Option. If Lessor elects to terminate this Lease pursuant to this Paragraph 14, then Lessee may elect to exercise its Option to purchase the Premises (granted in Paragraph 50), provided the Option has not expired, and in that event Lessee shall receive the entire condemnation award. Lessee may exercise the option under this Paragraph 14.2 even if the Option period in Paragraph 50.3 below has not yet begun. If Lessee exercises the Option after a condemnation of all or part of the Premises, then the purchase price shall be determined based on the Fair Market Value of the Premises immediately prior to the condemnation.

PARAGRAPH 15.  LEASING COMMISSION.

         15.1 Lessor's Obligation. Lessor or, at its election, Pacific Energy Resources, a California limited partnership ("PER") shall pay to Michael Barry Associates, Inc. ("MBA") and





                                     RIDER

Coldwell Banker (collectively the "Brokers"), a leasing commission pursuant to separate agreements between PER and each of the Brokers.

PARAGRAPH 16     ESTOPPEL CERTIFICATE.

         16.2    Lessor's Certificate.

                 (a) Lessor shall at any time upon not less than 10 days prior written notice from Lessee execute, acknowledge and deliver to Lessee a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to Lessor's knowledge, any uncured defaults in the part of Lessee hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective assignee, sublessee or encumbrancer of Lessee's leasehold estate in the Premises.

                 (b) Lessor's failure to deliver such statement within such time shall be conclusive upon Lessor (i) that this Lease is in full force and effect, without modification except as may be represented by Lessee, (ii) that there are no uncured defaults in Lessee's performance, and (iii) that no more than one month's rent has been paid in advance.





                                     RIDER

PARAGRAPH 32.  LESSOR'S ACCESS. (Continued from printed text).

         The above notwithstanding, Lessor may not show the Premises to a prospective lessee until six months prior to expiration of the Lease term. Lessee's rights under this Paragraph 32 are subject to security regulations promulgated by any United States government agency. Lessor shall in no event have access to the Premises, except in an emergency involving possible personal injury or substantial property damage, on less than one days notice and unless accompanied by an employee of Lessee (and Lessee agrees to provide such an escort).

PARAGRAPH 37.  GUARANTY OF LEASE.

         Lessee's obligation under this Lease shall be personally guaranteed by Mr. Jorge DeLaTorriente and Mr. Lynn Carlson, who are, respectively, the President and the Vice President of Lessee. In that connection, the guarantors shall, concurrently with Lessee's execution of this Lease, execute and deliver to Lessor a "Guaranty of Lease" in the form attached hereto as Exhibit "B" and by this reference incorporated herein. The guarantors shall have the same obligations as Lessee under this Lease.

PARAGRAPH 42. EASEMENT. (Continued from printed text). The above provisions shall apply only after expiration of the Option. Prior to expiration of the Option, Lessor shall grant easements, rights and dedications only with Lessee's prior written consent which shall not be unreasonably withheld.





                                     RIDER

PARAGRAPH 48.  REPAIR OF PREMISES.

         On or before December 15, 1986, Lessor shall commence, and prior to January 1, 1987, weather permitting, Lessor, at Lessor's sole cost and expense, shall complete, to Lessee's reasonable satisfaction, the following:

                 (a) Grind and fill with concrete-like material and finish in accordance with industry standards interior and exterior cracks in walls and paint the exterior of the Premises in accordance with a color scheme to be mutually agreed upon by Lessor and Lessee;

                 (b) Repair the roof of the Premises to code (replacing those portions that, in the judgment of three licensed roof contractors, selected by the parties, cannot be adequately repaired);

                 (c) Finish repairs, painting, and recarpeting of Unit 6 of the Premises; and

                 (d) Reinstall the disconnected air conditioner for Unit 6 of the Premises and bring all HVAC units up to a standard where a mutually acceptable maintenance company is willing to enter into a maintenance contract covering the units;

                 (e) Have the sump in Unit 8 inspected and tested for contamination by hazardous waste or toxic or infectious materials; and

                 (f) Obtain an opinion satisfactory to Lessee in its sole and absolute discretion from a mutually acceptable and qualified hazardous waste engineer as to the likelihood of contamination of the Premises, the soil or the groundwater under or about the Premises by hazardous waste or toxic or infectious materials.





                                     RIDER

         If it is determined that the sump in Unit 8 is contaminated by hazardous waste or toxic or infectious materials, or Lessee determines that it has not received a satisfactory opinion from the aforesaid hazardous waste engineer, then Lessor and Lessee shall meet and confer. If Lessor and Lessee cannot within fifteen (15) days after notice of contamination of the sump in Unit 8 or receipt of an unsatisfactory opinion reach agreement regarding the implementation of measures required to clean up the sump or obtain a satisfactory opinion, then Lessee may cancel this Lease by written notice to Lessor. The roof repairs shall be performed in a good and workman-like manner by a licensed roof contractor. To the extent possible, any warranty will be assigned to Lessee.

PARAGRAPH 49. RICHARD YOUNG SUBLEASE. As an inducement to Lessor to enter into this Lease, Lessee hereby agrees to sublet a portion of the Premises, consisting of approximately 1,400 square feet, to Richard Young, pursuant to the terms set forth in the Standard Industrial Lease-- Gross attached hereto as Exhibit "C" and by this reference incorporated herein (the "Young Sublease"). In that connection, Lessee agrees to execute the Young Sublease concurrently with Lessee's execution of this Lease. Lessee's agreement to enter into the Young Sublease is a material obligation of Lessee under this Lease.

PARAGRAPH 50.  OPTION TO PURCHASE PREMISES.

         50.1 Grant to Option. Lessor hereby grants to Lessee an exclusive option to purchase the Premises at the purchase





                                     RIDER
price, and under the terms and conditions set forth in this Paragraph 50 (the "Option").

         50.2 Purchase Price. At any time during the Option period described in Paragraph 50.3 below, Lessee may give written notice to Lessor of its intentions to exercise the Option. Upon such notice, the purchase price for the Premises shall be calculated in accordance with the terms set forth in Paragraphs 2.1 and 2.2 of the Purchase and Sale Agreement and Escrow Instructions attached hereto as Exhibit "D" and by this reference incorporated herein (the "Purchase Agreement"). When the purchase price has been determined, as evidenced by a written agreement signed by the parties or a written decision of the arbitrators pursuant to Paragraph 2.2 of the Purchase Agreement, Lessee shall have 10 days to exercise the Option.

         50.3 Option Period. The Option Period shall commence on August 15, 1991, and continue until 5:00 p.m. (Los Angeles time) February 14, 1992.

         50.4 Exercise of Option. Lessee may exercise the Option solely by execution and delivery to Lessor of three counterparts of the Purchase Agreement; provided that Lessee may not exercise the Option if (i) Lessee is in default of any of its material obligations under this Lease and (ii) Lessor has given Lessee notice of the default. Lessee shall deliver the counterparts of Purchase Agreement to Lessor in accordance with the procedures set forth in Paragraph 23 of this Lease. Upon receipt of the Purchase Agreement, Lessor shall execute and deliver to Lessee one counterpart of the Purchase Agreement





                                     RIDER
and shall execute and deliver a second counterpart to the Escrow Holder (as defined in the Purchase Agreement).

         50.5 Automatic Termination. The Option and the rights of Lessee with respect to Lessee's purchase of the Premises under this Paragraph 50:

                 (a) shall automatically and immediately terminate without notice if Lessee fails to give notice of its intention to exercise the Option as described in Paragraph 50.2 above within the option period described in Paragraph 50.3, above; or

                 (b) shall, upon notice by Lessor to Lessee and to Escrow Holder, terminate if Lessee breaches any of its material obligations under this Lease at any time between the time Lessee exercises the Option and the time the purchase and sale of the Premises is completed pursuant to the terms of the Purchase Agreement, and fails to cure the breach prior to the first to occur of
(i) termination of the Lease by Lessor on account of default, or (ii) 30 days after exercise of the Option. In the Event of such automatic termination, Lessee shall, within 5 business days after Lessor's request therefor, properly execute, acknowledge and deliver to Lessor a release, a quitclaim deed or any other instrument required by Lessor or a title insurance company acceptable to Lessor, to verify the termination of this Option.

         50.6 Assignability of Option. The Option is not severable from the leasehold estate created by this Lease. It may not be assigned, voluntarily or involuntarily, to any





                                     RIDER
person or entity other than an assignee of the entire interest of Lessee under the Lease, made with the prior written consent of Lessor pursuant to Paragraph 12 of the Lease.

         50.7 Memorandum of Option. Upon request of Lessee, Lessor shall execute and acknowledge a recordable memorandum of the Option, in form and substance mutually agreeable to the parties, and sufficient, when recorded in the Official Records of Los Angeles County, to give constructive notice of the existence of the Option to subsequent bona fide purchasers and encumbrancers of the Premises or any interest therein. Lessee shall pay the recording fee and documentary transfer tax payable when the memorandum is recorded. Upon subsequent transfer of the Premises to Pacific Energy Resources, a California Limited Partnership ("PER"), Lessor shall cause a title policy to be issued in an amount not less than $1,000,000, naming PER and Lessee as insured parties "as their interests may appear."

PARAGRAPH 51.  ARBITRATION.

                 Any dispute that arises under this Lease other than ones involving the obligation of Lessee to pay rent or make other monetary payments, shall be determined by arbitration in accordance with the rules of the American Arbitration Association and the provisions of California Code of Civil Procedure Sections 1280 through 1294.2. Either party may initiate an arbitration by giving written notice to the other party.





                                     RIDER

                                HELI-DYNE, INC.
                                2508 Palm Drive
                          Long Beach, California 90806

                                 April 5, 1994

Pacific Energy Resources
1065 West Seaside Way
Long Beach, California 90802
Attn: Richard Young

                Re:  Assignment of Lease

Dear Mr. Young:

        As you are aware, California Airmotive Group, Inc., a California corporation ("CAG"), Heli-Dyne, Inc., a California corporation ("Lessee"), and Heli-Turbine, Incorporated, a California corporation ("HTI," together with Lessee and CAG, the "Sellers"), have been negotiating to sell certain of their assets to National Airmotive Corporation, a California corporation ("Assignee"). Recently, they have agreed to do so pursuant to an Asset Purchase Agreement dated as of March 25, 1994 (the "Purchase Agreement").

        Pursuant to the Purchase Agreement, the Sellers have agreed, subject to your consent, to an assignment of all of their right, title and interest in the Standard Industrial Lease-Net, dated as of November 26, 1986, as modified by letter agreement dated March 9, 1993, between Pacific Energy Resources, formerly RPM Investments, Inc. ("Lessor"), and Lessee (the "Lease," a copy of which is attached hereto as Exhibit A) to Assignee.

        By signing below where indicated, you, Lessee and Assignee agree that:

        1. Lessor is the landlord under the Lease, demising certain premises designated as 2508 Palm Drive, Long Beach, California 90806, as more particularly described on Exhibit A of the Lease (the "Demised Premises").

        2. The Lease is in full force and effect and has not been modified, amended or supplemented in any respect, except as set forth in Exhibit A attached hereto.

        3. Section 3.1 of the Lease is hereby amended (i) to change the termination date of the Lease to December 31, 1998 (the "Initial Term"), and
(ii) to provide that upon the expiration of the Initial Term, Assignee shall have the option to extend the term of the Lease for an additional five year period, with monthly rent to be negotiated by Lessor and Assignee.

        4. Rent is currently payable at the rate of $9,808.25 per month (the "Base Rent"), plus $330.38, which represents Debt Service Rent (as defined in the Lease). The debt underlying the Debt Service Rent portion of the Monthly Rent (as defined in the Lease) shall be paid in full as of the February, 1997 Monthly Rent payment and thereafter Lessee shall be obligated only to pay $9,808.15 per month as adjusted pursuant to this paragraph. The Base Rent shall be adjusted upward on January 1 of each year remaining in the Initial Term in accordance with the percentage increase from the previous year of the Consumer Price Index for all Urban Consumers. Notwithstanding the preceding sentence, such increases shall not be less than four percent (4%) nor more than six percent (6%) each year. Section 4.3(b) of the Lease is hereby deleted in its entirety and is of no further force and affect.

        5.  All rent as of March 1, 1994 has been paid in full.

        6. Neither Lessor nor Lessee is in default under any of the provisions of the Lease, and Lessor knows of no event which would, with the passage of time and/or the giving of notice, constitute a default under the Lease.

        7. Within thirty days of the date hereof, Assignee shall pay to Lessor $7,011.12, representing one-half of the Los Angeles County property tax bill for the Demised Premises for the 1993-1994 tax year. On or before April 10, 1994, Lessee shall pay to the appropriate taxing authority the amount of $7,011.12, representing the balance of the Los Angeles County property tax bill for the Demised Premises.

        8. Lessor hereby cancels, releases and forever discharges the debt of Lessee to Lessor in the amount of $39,680.02 (representing Lessee's lease reduction amount plus accrued but unpaid interest pursuant to the letter agreement dated March 9, 1993).

        9. Lessor acknowledges that Lessee intends to assign all of its rights, title and interest in, to and under the Lease to Assignee and that all of the rights and benefits of Lessee under the Lease will inure to the benefit of Assignee. Lessor hereby consents to such assignment, and to the extent that such consent requires amendment of the Lease, the Lease is hereby so amended. The term "Lessee" shall be deemed to refer to Assignee or its permitted successors and assigns.

        10. In the event that a provision of this letter agreement is inconsistent or conflicts with any of the terms or provisions of the Lease, the provisions of this letter agreement shall control.

        Please indicate your agreement by signing where indicated below.



                                Very truly yours,


                                HELI-DYNE, INC.




                                By: /s/ LYNN CARLSON
                                   ------------------------------
                                    Lynn Carlson
                                    Chief Executive Officer



                                NATIONAL AIRMOTIVE CORPORATION



                                By:
                                   ------------------------------

                                Name:
                                     ----------------------------

                                Title:
                                      ---------------------------



ACCEPTED, AGREED AND ACKNOWLEDGED
THIS 7TH DAY OF APRIL, 1994:

Pacific Energy Resources



By: /s/
   ------------------------------

Name:
     ----------------------------

Title:
      ---------------------------




                                       3